SHAREHOLDERS LOANS	12 Months Ended
Dec. 31, 2017
Disclosure of shareholder loan [Abstract]
SHAREHOLDERS LOAN
NOTE 10  –  SHAREHOLDERS LOANS:

On July 17, 2016, the Company entered a loan and security agreement with two of its shareholders Mr. Tzidon and Magic Stones  pursuant to which they loaned a total of $500 thousand to the Company for a period of seven years.

As security for such loan, the Company granted to Mr. Tzidon and Magic Stones a specific lien and security interest on all of the shares of the Subsidiary held by the Company. The proceeds of the loan are to be used for funding the on-going operations of the Company.

Additionally, on the same date, the Subsidiary entered a loan and security agreement with the same shareholders pursuant to which they granted the Subsidiary a credit facility of up to $4.5 million for a period of seven years from the date of the agreement. As security for amounts owing under the credit facility, the Subsidiary granted to these shareholders a floating lien and charge on all of the assets of the Subsidiary, and a specific charge on all of the intellectual property rights owned or hereafter acquired by the Subsidiary.

Both loans accrue interest at an annual interest rate equal to the lower of 3.2% per annum, and the minimum rate required by the Israeli tax law to avoid the imputing of tax (2017 and 2016 -2.56%). Accrued interest is payable annually.

As of December 31, 2017, the Company and the Subsidiary received $500 thousand and approximately $3.1 million, respectively, and the accrued interest amount on both loans is approximately $116 thousand. On August 24, 2017, following the investment made in the Company, see note 14c., the Subsidiary repaid an amount of approximately $553 thousand.

The fair value of the shareholders loans was initially measured in the amount of $570 thousand and classified under category Level III. An amount of $1,842 thousand (net of $553 thousand of taxes) was initially attributed as shareholders equity in respect of the favorable interest rate provided to the Company by its shareholders. The deferred tax liability created with respect of the loan was offset against a deferred tax asset created with respect of the Group’s carried forward losses.

The loan was valued as contingent claim on the Company's assets, the inputs used in the determination of fair value required significant management judgment or estimation, these inputs considered the implied value of the Company’s assets based on the Company's shareholders loan which reflects all the investments made in the Company as of that day, resulting with an implied annual interest rate of 34%.

Subsequent measurement of the fair value of the shareholders loan as of December 31,2017 was $757 thousand (2016 - $602 thousand). The balance of amount attributed as shareholders equity as of December 31, 2017 and 2016 was $1,943 thousand and $1,842 thousand  (net of $522 thousand and $553 thousand of taxes), respectively.